Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K


                         Current Report

             Pursuant to Section 13 to 15(d) of the
                  Securities Exchange Act 1934


                Date of Report: August 21, 1996
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



Delaware                      1-9874            94-2213782
(State of other          (Commission File    (IRS Employer
 jurisdiction of          Number)             Identification No.)
 incorporation)



302 South 36th Street, Suite 400,       Omaha, NE        68131
(Address of principal executive offices)               Zip Code




Registrant's Telephone Number, including area code:(402) 341-4500



                                N/A



Item 5.  Other Events

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), CalEnergy Company, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company, whether oral or written. The Company wishes to ensure that any forward-looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.

     The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the Company's reports filed with the Securities and Exchange Commission), could affect the Company's actual results and could cause the Company's actual consolidated results to differ materially from those expressed in any forward-looking statements of the Company made by or on behalf of the Company. The factors included here are not exhaustive. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.

     1. Development Uncertainty. The Company is actively seeking to develop, construct, own and operate new power projects utilizing geothermal and other technologies, both domestically and internationally, the completion of any of which is subject to substantial risk. The Company has in development or under construction projects representing several times the generating capacity of those currently in operation. Development can require the Company to expend significant sums for preliminary engineering, permitting, fuel supply, resource exploration, legal and other expenses in preparation for competitive bids which the Company may not win or before it can be determined whether a project is feasible, economically attractive or capable of being financed. Successful development and construction is contingent upon, among other things, negotiation on terms satisfactory to the Company of engineering, construction, fuel supply and power sales contracts with other project participants, receipt of required governmental permits and consents and timely implementation of construction. Further, there can be no assurance that the Company, which is substantially leveraged, will obtain access to the substantial debt and equity capital required to continue to develop and construct electric power projects or to refinance projects. The future growth of the Company is dependent, in large part, upon the demand for significant amounts of additional electrical generating capacity and its ability to obtain contracts to supply portions of this capacity. There can be no assurance that development efforts on any particular project, or the Company's efforts generally, will be successful.

     2. Development Uncertainty Outside the United States. The Company has various projects under construction outside the United States and a number of projects under award outside the United States. The financing and development of projects outside the United States entail significant political and financial risks (including without limitation uncertainties associated with privatization efforts in the countries involved, currency exchange rate fluctuations, currency repatriation restrictions, changes in law, political instability, civil unrest and expropriation) and other structuring issues that have the potential to cause substantial delays in respect of or material impairment of the value of the project being developed, which the Company may not be capable of fully insuring against. The uncertainty of the legal environment in certain foreign countries in which the Company is developing and may develop or acquire projects could make it more difficult for the Company to enforce its rights under agreements relating to such projects. In addition, the laws and regulations of certain countries may limit the ability of the Company to hold a majority interest in some of the projects that it may develop or acquire. The Company's international projects may, in certain cases, be terminated by the applicable foreign governments.

     3. Exploration, Development and Operation Uncertainties of Geothermal Resources. Geothermal exploration, development and operations are subject to uncertainties similar to those typically associated with oil and gas exploration and development, including dry holes and uncontrolled releases. Because of the geological complexities of geothermal reservoirs, the geographic area and sustainable output of geothermal reservoirs can only be estimated and cannot be definitively established. There is, accordingly, a risk of an unexpected decline in the capacity of geothermal wells and a risk of geothermal reservoirs not being sufficient for sustained generation of the electrical power capacity desired. In addition, geothermal power production poses unusual risks of seismic activity. Accordingly, there can be no assurance that earthquake, property damage or business interruption insurance will be adequate to cover all potential losses sustained in the event of serious seismic disturbances or that such insurance will be available on commercially reasonable terms. The success of a geothermal project depends on the quality of the geothermal resource and operational factors relating to the extraction of the geothermal fluids involved in such project. The quality of a geothermal resource is affected by a number of factors, including the size of the reservoir, the temperature and pressure of the geothermal fluids in such reservoir, the depth and capacity of the production and injection wells, the amount of dissolved solids and noncondensible gases contained in such geothermal fluids, and the permeability of the subsurface rock formations containing such geothermal resource, including the presence, extent and location of fractures in such rocks. The quality of a geothermal resource may decline as a result of a number of factors, including the intrusion of lower-temperature fluid into the producing zone. An incorrect estimate by the Company of the quality of a geothermal resource, or a decline in such quality, could have a material adverse effect on the Company's results of operations. In addition, both the cost of operations and the operating performance of geothermal power plants may be adversely affected by a variety of resource operating factors. Production and injection wells can require frequent maintenance or replacement. Corrosion caused by high-temperature and high-salinity geothermal fluids may compel the replacement or repair of certain equipment, vessels or pipelines. New production and injection wells may be required for the maintenance of operating levels, thereby requiring substantial capital expenditures.

     4. General Operating Risks. The operation of a power plant involves many risks, including the breakdown or failure of power generation equipment, pipelines, transmission lines or other equipment or processes, fuel interruption, and performance below expected levels of output or efficiency. Each Facility may depend on a single or limited number of entities to purchase electricity or thermal energy, to supply water, to supply gas, to transport gas, to dispose of wastes or to wheel electricity. The failure of any such purchasing utility, steam host, water or gas supplier, gas transporter, wheeling utility or other relevant project participant to fulfill its contractual obligations could have material adverse impact on the Company.

     5. Present Dependence on Large Customer. The Company currently relies on long-term power purchase "Interim Standard Offer No. 4" contracts (each, an "SO4 Agreement") with a large customer, Southern California Edison Company ("Edison") to generate a substantial portion of its operating revenues. Any material failure by Edison to fulfill its contractual obligations under any of such contracts is likely to have a material adverse effect on the Company's results of operations. Each of the Company's SO4 Agreements provides for both capacity payments and energy payments for a term of between 20 and 30 years. During the first ten years of the term of each SO4 Agreement, energy payments are based on a pre-set schedule. Thereafter, while the basis for the capacity payment remains the same, the required energy payment is Edison's then-current published avoided cost of energy ("Avoided Cost of Energy"), as determined by the California Public Utility Commission ("CPUC").

          Estimates of Edison's future Avoided Cost of Energy vary substantially in any given year. The Company cannot predict the likely level of Avoided Cost of Energy prices under its SO4 Agreements with Edison at the expiration of the fixed-price periods. Edison's Avoided Cost of Energy as determined by the CPUC is currently substantially below the current scheduled energy prices under the Company's respective SO4 Agreements and is currently expected to remain so. Thus, the revenues generated by each of the Company's facilities operating under SO4 Agreements are likely to decline significantly after the expiration of the applicable fixed price period.

     6. Competition and Domestic Deregulation. The international power production market is characterized by numerous strong and capable competitors, many of which have more extensive and more diversified developmental or operating experience (including international experience) and greater financial resources than the Company. Many of these competitors also compete in the domestic market. Further, in recent years, the domestic power production industry has been characterized by strong and increasing competition with respect to the industry's efforts to obtain new power sales agreements, which has contributed to a reduction in prices offered by utilities. In that regard, many utilities often engage in "competitive bid" solicitations to satisfy new capacity demands. In the domestic market, competition is expected to increase as the electric utility industry becomes deregulated. In addition, deregulation activity may cause certain utilities or other project participants to attempt to renegotiate contracts or otherwise fail to perform their contractual obligations, which in turn could adversely affect the Company's results of operations.

     7. Natural Gas Supply/Minimum Take Risks. The primary fuel source for certain of the Company's projects is natural gas and a substantial portion of the operating expenses of such facilities consists of the costs of obtaining natural gas through gas supply agreements and transporting that gas to the projects under gas transportation agreements. The Company believes it has contracted for natural gas supplies and transportation covering sufficient volumes to satisfy the long term fuel requirements of the applicable projects. The obligations of gas suppliers are corporate undertakings that are not supported by dedicated reserves in all cases. Unless the gas projects were able to obtain substitute volumes of natural gas, including the requisite transportation services for such volumes at a price not materially higher than the sum of the contract price under the existing gas supply agreements and any damages paid by the supplier for failure to deliver, the sustained failure of a supplier to comply with its obligation to deliver natural gas in accordance with its gas supply agreement, including as a result of its failure to maintain the necessary federal, state and provincial permits, could have a material adverse effect on the cash flows to the Company.

          Under certain gas supply agreements, if a project fails to purchase a minimum annual quality of natural gas, the project is obligated to pay an amount equal to the product of the deficiency amount and the applicable contract price. In certain circumstances, utilities may curtail or schedule the projects for dispatch off-line. Curtailment or low dispatch levels in combination with other events could result in the project's inability to satisfy minimum take provisions through the projects' fuel requirements. The Company intends to manage its requirements for contract volumes under the gas supply agreements so as to meet the minimum take requirements through a combination of utilization of nominated volumes in operations and resales of the remainder of the volumes to third-party customers, if necessary.

          The transportation arrangements, including pipeline facilities and the rates charged for transportation services, are subject to various Federal, provincial, state and local authorities and, in the case of the Company's Saranac project, the Natural Energy Board of Canada. In exercising such jurisdiction, these regulatory authorities maintain or may maintain authority to modify aspects of the rates, terms and conditions that govern the transportation services provided. It is possible that such a modification could materially increase the fuel transportation costs of the projects. In addition, certain of the natural gas transportation agreements, and the approved tariffs of the transporters, contain provisions that allow the transporter to terminate, or suspend performance under, or reduce the amount of gas transported for the projects under the agreement upon certain conditions, such as the taking of an adverse action by a regulatory authority or if the transporter, in its judgment, deems it necessary to make modifications or repairs to its pipeline facilities or upon the occurrence of an event of force majeure. The sustained failure of any transporter to provide gas transportation services under its natural gas transportation agreement could have a material adverse effect on a power plant's operations.

     8. Impact of Environmental and Other Regulations. The Company is subject to a number of environmental and other laws and regulations affecting many aspects of its present and future operations, including the disposal of various forms of waste, the construction or permitting of new facilities, and the drilling and operation of new and existing wells. Such laws and regulations generally require the Company to obtain and comply with a wide variety of licenses, permits and other approvals.
The Company also remains subject to a number of complex and stringent laws and regulations that both public officials and private individuals may seek to enforce. There can be no assurance that existing regulations will not be revised or that new regulations will not be adopted or become applicable to the Company which could have an adverse impact on its operations.
The implementation of regulatory changes imposing more comprehensive or stringent requirements on the Company, which would result in increased compliance costs, could have a material adverse effect on the Company's results of operations. In addition, regulatory compliance for the construction of new facilities is a costly and time-consuming process, and intricate and rapidly changing environmental regulations may require major expenditures for permitting and create the risk of expensive delays or material impairment of project value if projects cannot function as planned due to changing regulatory requirements or local opposition.

          The Public Utility Regulatory Policies Act of 1978, as amended ("PURPA") and the Public Utility Holding Company Act of 1935, as amended ("PUHCA") are two of the laws (including the regulations thereunder) which affect the Company's operations. PURPA provides to qualifying facilities ("QFs") certain exemptions from federal and state laws and regulations, including organizational, rate and financial regulation. PUHCA regulates public utility holding companies and their subsidiaries. The Company is not and will not be subject to regulation as a holding company under PUHCA as long as the power plants it owns are QFs under PURPA. QF status is conditioned on meeting certain criteria, and would be jeopardized, for example, by the loss of a steam customer or reduction of steam purchases below the amount required by PURPA. The Company's four cogeneration facilities have steam sales agreements with existing industrial hosts which agreements must be maintained in effect in order to maintain QF status. In the event the Company were unable to avoid the loss of such status for one of its facilities, such an event could result in termination of a given project's power sales agreement and a default under the project subsidiary's project financing agreements.

     9. Leverage. The Company is substantially leveraged. The Company's substantial level of debt presents the risk that the Company may not generate sufficient cash to service the Company's indebtedness or that its leveraged capital structure could limit its ability to finance the acquisition and development of additional projects, to compete effectively or to operate successfully under adverse economic conditions.

     10. Holding Company Structure. The Company is a holding company which derives substantially all of its operating income from its subsidiaries' and joint ventures' ownership interests in the projects owned and operated by such entities. The Company expects that its future development efforts will be similarly structured to involve operating subsidiaries, joint ventures and partnerships. The Company must rely upon dividends and other payments from its subsidiaries, partnerships and joint ventures to generate the funds necessary to meet its obligations, including the payment of principal, interest and premium, if any, on its debt securities. Distributions from such entities are restricted under various covenants and conditions contained in the financing documents by which they are bound and pursuant to which the shares of stock or assets which are owned by the Company in such entities is directly or indirectly pledged to secure such financings. The availability of distributions from the Company's projects are also subject to the satisfaction of various covenants and conditions contained in the applicable project documents and applicable shareholder, joint ventures, operating and partnership agreements relating to certain projects. Furthermore, the Company is currently structuring project documents and project financing arrangements containing, and anticipates that future project level financings will contain, certain conditions and similar restrictions on the distribution of cash flow to the Company. Any right of the Company to receive any assets of any of its subsidiaries or other affiliates upon any liquidation or reorganization of the Company will be effectively subordinated to the claims of any such subsidiary's or other affiliates' creditors (including trade creditors and holders of debt issued by such subsidiary or other affiliate).

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CalEnergy Company, Inc.




By: \s\ Douglas L. Anderson
Douglas L. Anderson
                                      Assistant Secretary



Dated: August 21, 1996